     COMMON SHARES                                        COMMON SHARES
         NUMBER                                              SHARES

THIS CERTIFICATE TRANSFERABLE IN                       CUSIP 45767U 10 1
  CHARLOTTE, NORTH CAROLINA                    \
    OR NEW YORK, NEW YORK                    SEE REVERSE FOR CERTAIN DEFINITIONS

                ORGANIZED UNDER THE LAWS OF THE STATE OF MARYLAND

                        INSIGNIA PROPERTIES TRUST

--------------------------------------------------------------------------------
THIS CERTIFICATES THAT




IS THE OWNER OF
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FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE OF
$0.01 PER SHARE, OF

                         INSIGNIA PROPERTIES TRUST

transferable on the books of the Company in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Company's Declaration of Trust and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents.

   This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                           INSIGNIA PROPERTIES TRUST
                                      SEAL
                                    MARYLAND

Dated


          SECRETARY                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:
     FIRST UNION NATIONAL BANK
     (Charlotte, North Carolina)                       TRANSFER AGENT
                                                         AND REGISTRAR


                                                  AUTHORIZED SIGNATURE

                           INSIGNIA PROPERTIES TRUST

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR, AMONG OTHER THINGS, THE PURPOSE OF THE TRUST'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. EXCEPT AS OTHERWISE PROVIDED PURSUANT TO THE DECLARATION OF TRUST OF THE TRUST, NO PERSON (UNLESS SUCH PERSON IS AN EXISTING HOLDER) MAY BENEFICIALLY OWN SHARES (WHICH INCLUDES OWNERSHIP BY ATTRIBUTION AS WELL AS DIRECT OWNERSHIP) IN EXCESS OF THAT NUMBER OF SHARES WHICH EQUALS 9.8% (OR SUCH GREATER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF TRUSTEES OF THE TRUST) OF THE LESSER OF (A) THE NUMBER OF OUTSTANDING SHARES OF THE TRUST AND (B) THE VALUE OF OUTSTANDING SHARES OF THE TRUST. ANY PERSON WHO ATTEMPTS OR PROPOSES TO BENEFICIALLY OWN SHARES IN EXCESS OF THE ABOVE LIMITATIONS MUST NOTIFY THE TRUST IN WRITING AT LEAST 15 DAYS PRIOR TO SUCH PROPOSED OR ATTEMPTED TRANSFER. ALL ITALICIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE DECLARATION OF TRUST OF THE TRUST. A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE TRANSFER WILL BE VOID AB INITIO AND THE SECURITIES REPRESENTED HEREBY WILL BE DESIGNATED AND TREATED AS EXCESS SHARES WHICH WILL BE HELD IN A SPECIAL TRUST.

-------------------------------------------------------------------------------
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM- as tenants in common                 UNIF GIFT MIN ACT-                 Custodian
                                                                           ---------------           ------------------
          TEN ENT- as tenants by the entireties                                (Cust)                    (Minor)

           JT TEN- as joint tenants with                                       under Uniform Gifts to Minors
                   right of survivorship and
                   not as tenants in common                                    Act
                                                                                   -------------------------------------
                                                                                              (State)

                         Additional abbreviations may also be used through not in the above list.

     For Value received,                   hereby sell(s), assign(s) and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
of the Common Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                             -------------------

                                                                    Attorney, to
-------------------------------------------------------------------
transfer said shares on the books of the within named company with full power of substitution.

Dated,
       -------------------------

                                   X
                                     -------------------------------------------
                                   X
                                     -------------------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS
                                     ASSIGNMENT MUST CORRESPOND WITH THE
                                     NAME(S) AS WRITTEN UPON THE FACE OF THE
                                     CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                                     ALTERNATION OR ENLARGEMENT OR ANY CHANGE
                                     WHATSOVER.




             SIGNATURE(S) GUARANTEED:
                                     -------------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION. (BANKS,
                                     STOCKBORKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.